Product Information Notice Dated August 1, 2012

Effective on or about September 27, 2012, Lord Abbett Capital Structure Portfolio is renamed Lord Abbett Calibrated Dividend Growth Portfolio.

This Notice Should Be Retained For Future Reference.

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